UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period from	November 1, 2022 to November 30, 2022

Commission File Number of issuing entity:	333-206176-01, 333-181466, 333-229815-01

Central Index Key Number of issuing entity:	0001290098

Synchrony Credit Card Master Note Trust
(Exact Name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-206176, 333-181466-01, 333-229815

Central Index Key Number of depositor:	0001226006

RFS Holding, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

Synchrony Bank
(Exact Name of Sponsor as Specified in its Charter)
Central Index Key Number of Sponsor: 0001602566

Delaware
(State or Other Jurisdiction of Incorporation or organization of the issuing entity)

57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(I.R.S. Employer Identification No.)

c/o Synchrony Financial
777 Long Ridge Rd, Building S, 3rd Floor
Stamford, CT	06902
(Address of Principal Executive Office of the issuing entity)	(Zip Code)

(877) 441-5094
(Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Registered reporting pursuant to (check one)

	Section 12(b)	Section 12(g)	Section 15(d)	Name of Exchange (If Section 12(b))
Title of Class
Series 2018-2, Class A	☐	☐	☒	_________
Series 2018-2, Class B	☐	☐	☒	_________
Series 2018-2, Class C	☐	☐	☒	_________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such requirements for the past 90 days. Yes: ☒ No: ☐

PART I - Distribution Information.

Item 1. Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibit 99.1.

Trust Performance

	November 2022	October 2022	September 2022	3-Month Avg
Gross Trust Yield	25.37%	25.44%	25.11%	25.31%
Gross Charge-Off Rate	3.40%	3.52%	3.27%	3.40%
Gross Charge-Off Rate Excluding Fraud	3.24%	3.39%	3.07%	3.23%
Net Charge-Off Rate Excluding Fraud	2.47%	2.61%	2.35%	2.47%
Trust Excess Spread Percentage	17.23%	17.53%	17.37%	17.38%
Payment Rate	20.62%	20.47%	20.58%	20.56%

Delinquency Data
1-29 Days Delinquent	1.96%	1.92%	2.00%	1.96%
30-59 Days Delinquent	0.52%	0.55%	0.54%	0.54%
60-89 Days Delinquent	0.40%	0.38%	0.37%	0.38%
90-119 Days Delinquent	0.32%	0.32%	0.31%	0.32%
120-149 Days Delinquent	0.27%	0.26%	0.25%	0.26%
150-179 Days Delinquent	0.22%	0.20%	0.22%	0.21%
180 or Greater Days Delinquent	0.00%	0.00%	0.00%	0.00%

BOP Principal Receivables ($B)	$4.9	$4.9	$5.0	$4.9

Charge-offs are executed on charge-off cycle dates which occur on various days during each distribution period. The number of different charge-off cycle dates in each distribution period varies based on such factors as the calendar and the timing of billing cycles. As a result, the amount of charged-off receivables can vary between distribution periods with no corresponding change in the performance of the trust portfolio. The following table sets forth the number of different charge-off cycle dates for each distribution period ending in the months indicated. Each distribution period begins on the first calendar day and ends on the last calendar day of the calendar month indicated below.

	2021	2022
January	28	28
February	28	28
March	29	28
April	27	26
May	28	30
June	29	28
July	25	28
August	30	29
September	28	27
October	28	28
November	28	29
December	28	25

A.      Composition of Trust Portfolio

The following tables summarize the trust portfolio by various criteria as of October 31, 2022 for each of the retailers included in the trust portfolio, except for the “Composition by VantageScore Credit Score Range” table, which summarizes the trust portfolio based on cardholders’ statement balances for October 2022 by VantageScore credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

• Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

• Number of Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$1,192,917,462	23.2%	1,037,717	18.6%
Sam’s Club Dual Card	1,098,455,772	21.4%	797,444	14.3%
Amazon	961,445,912	18.7%	906,123	16.2%
JCPenney	793,167,275	15.4%	1,312,090	23.5%
Sam’s Club	516,033,187	10.1%	665,970	11.9%
Belk	243,166,547	4.7%	505,329	9.1%
PayPal	145,779,759	2.8%	91,556	1.6%
Chevron	108,810,478	2.1%	181,833	3.3%
JCPenney Dual Card	47,484,620	0.9%	33,955	0.6%
Other	27,223,158	0.5%	45,356	0.8%
Total	$5,134,484,171	100.0%	5,577,373	100.0%

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(10,775,257)	-0.2%	123,211	2.2%
No Balance	-	0.0%	1,782,994	32.0%
$0.01-$500.00	304,088,508	5.9%	1,774,147	31.8%
$500.01-$1,000.00	372,055,688	7.2%	513,865	9.2%
$1,000.01-$2,000.00	769,993,907	15.0%	531,700	9.5%
$2,000.01-$3,000.00	732,475,179	14.3%	297,628	5.3%
$3,000.01-$4,000.00	642,570,850	12.5%	185,414	3.3%
$4,000.01-$5,000.00	549,651,489	10.7%	122,900	2.2%
$5,000.01-$6,000.00	463,113,626	9.0%	84,569	1.5%
$6,000.01-$7,000.00	373,746,885	7.3%	57,724	1.0%
$7,000.01-$8,000.00	286,062,024	5.6%	38,274	0.7%
$8,000.01-$9,000.00	218,608,454	4.3%	25,807	0.5%
$9,000.01-$10,000.00	180,740,249	3.5%	19,053	0.3%
$10,000.01-$15,000.00	204,612,011	4.0%	17,543	0.3%
$15,000.01-$20,000.00	32,044,962	0.6%	1,914	0.0%
$20,000.01 or more	15,495,596	0.3%	630	0.0%
Total	$5,134,484,171	100.0%	5,577,373	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$16,529,184	0.3%	174,762	3.1%
$500.01-$1,000.00	62,892,883	1.2%	182,150	3.3%
$1,000.01-$2,000.00	255,040,540	5.0%	704,940	12.6%
$2,000.01-$3,000.00	374,078,811	7.3%	788,687	14.1%
$3,000.01-$4,000.00	374,019,012	7.3%	565,786	10.1%
$4,000.01-$5,000.00	405,424,975	7.9%	499,335	9.0%
$5,000.01-$6,000.00	450,641,785	8.8%	476,407	8.5%
$6,000.01-$7,000.00	510,943,778	10.0%	379,441	6.8%
$7,000.01-$8,000.00	481,501,488	9.4%	389,031	7.0%
$8,000.01-$9,000.00	328,834,245	6.4%	237,138	4.3%
$9,000.01-$10,000.00	993,619,328	19.4%	736,005	13.2%
$10,000.01 or more	880,958,142	17.2%	443,691	8.0%
Total	$5,134,484,171	100.00%	5,577,373	100.00%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	9,560,794	0.2%	11,848	0.2%
Over 48 Months to 60 Months	157,667,281	3.1%	188,002	3.4%
Over 60 Months to 72 Months	153,083,824	3.0%	172,004	3.1%
Over 72 Months to 84 Months	174,715,510	3.4%	165,775	3.0%
Over 84 Months to 96 Months	156,880,715	3.1%	146,014	2.6%
Over 96 Months to 108 Months	117,329,640	2.3%	103,286	1.9%
Over 108 Months to 120 Months	112,604,341	2.2%	97,819	1.8%
Over 120 Months	4,252,642,067	82.8%	4,692,625	84.1%
Total	$5,134,484,171	100.0%	5,577,373	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of October 31, 2022 for each of the retailers included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the four states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$499,894,428	9.7%	489,350	8.8%
California	363,266,254	7.1%	431,490	7.7%
Florida	348,033,758	6.8%	389,082	7.0%
North Carolina	293,696,300	5.7%	351,920	6.3%
Other	3,629,593,431	70.7%	3,915,531	70.2%
Total	$5,134,484,171	100.0%	5,577,373	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$4,947,554,985	96.4%	5,476,877	98.2%
1 – 29 Days	98,621,518	1.9%	62,946	1.1%
30 – 59 Days	28,172,464	0.5%	13,794	0.2%
60 – 89 Days	19,485,810	0.4%	8,339	0.1%
90 – 119 Days	16,552,437	0.3%	6,496	0.1%
120 – 149 Days	13,586,146	0.3%	5,097	0.1%
150 or More Days	10,510,811	0.2%	3,824	0.1%
Total	$5,134,484,171	100.0%	5,577,373	100.0%

Composition by VantageScore Credit Score

In determining whether to grant credit to a potential account holder, the bank scores each application based on the applicant’s credit bureau report using industry (such as a VantageScore credit score or other credit scores) and proprietary credit and fraud models and bankruptcy scorecards. VantageScore credit scores or equivalent are obtained at origination of the account and are refreshed, at a minimum quarterly, to assist in predicting customer behavior. The bank may use alternative data sources to assess applicants for whom a credit score is not available.

A VantageScore credit score is a measurement derived from a proprietary credit scoring method owned by VantageScore Solutions, LLC to determine the likelihood that credit users will pay their credit obligations in accordance with the terms of their accounts. Although VantageScore Solutions, LLC discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience) and level of utilization of available credit. VantageScore credit scores range from 300 to 850, and a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. VantageScore credit scores for any one individual may be determined by up to three independent credit bureaus and may vary by credit bureau.

VantageScore credit scores are based on independent, third-party information, the accuracy of which we cannot verify. VantageScore credit scores were not developed specifically for use in connection with credit card accounts, but for consumer credit products in general.

VantageScore credit scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by VantageScore Solutions, LLC. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of credit scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

The following table reflects receivables based on cardholders’ statement balances for October 2022, and the composition of accounts by VantageScore credit score as most recently refreshed:

Composition by VantageScore Credit Score Range

VantageScore Credit Score Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$201,420,335	3.9%
600 to 659	866,443,114	16.9%
660 to 719	1,507,764,929	29.4%
720 and above	2,534,710,640	49.4%
No Score	24,145,152	0.5%
Total	$5,134,484,171	100.0%

B.      Receivables Performance

The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any monthly period for the ten months ended October 31, 2022 in each case calculated as a percentage of the principal receivables outstanding as of the first day of each monthly period during the period indicated. Because the future composition and performance of the trust portfolio will change over time, the table below is not indicative of the composition or performance of the trust portfolio at any subsequent time.

Cardholder Monthly Payment Rates

Ten Months Ended October 31, 2022
Lowest Month	19.49%
Highest Month	22.44%
Monthly Average	21.04%

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Payment Status

Percentage of Accounts
Ten Months Ended October 31, 2022
Less than Minimum Payment	6.17%
Minimum Payment	14.17%
Greater than Minimum Payment, Less than Full Payment	35.93%
Full Payment or Greater than Full Payment	43.73%

The following tables set forth the aggregate delinquency and loss experience for cardholder payments on the credit card accounts in the trust portfolio for each of the dates or periods shown. Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding. We cannot assure you that the future delinquency and loss experience for the trust portfolio will be similar to the historical experience set forth below. For purposes of the tables in this section, Average Principal Receivables Outstanding is the average of the balance of the Principal Receivables Outstanding as of the first day of each Monthly Period in the period indicated and Average Accounts Outstanding is the average of the number of accounts as of the first day of each Monthly Period in the period indicated.

Loss Experience
(Dollars in Thousands)

Ten Months Ended October 31, 2022
Average Principal Receivables Outstanding	$5,645,808
Gross Principal Charge-Offs	$151,782
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	3.23%
Less: Recoveries	$36,360
Net Principal Charge-Offs	$115,422
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	2.45%
Gross Charge-Off Accounts	92,372
Average Accounts Outstanding	6,790,816
Gross Charge-Off Accounts as a Percentage of Average Accounts Outstanding (Annualized)	1.63%

Receivables Delinquency Experience
(Dollars in Thousands)

	As of October 31, 2022
	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$4,913,131
Receivables Delinquent:
30-59 Days	28,172	0.55%
60-89 Days	19,486	0.38%
90-119 Days	16,552	0.32%
120-149 Days	13,586	0.26%
150-179 Days	10,511	0.20%
180 or More Days	0	0.00%
Total	$88,308	1.72%

Account Delinquency Experience

	As of October 31, 2022
	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	5,577,373
Accounts Delinquent:
30-59 Days	13,794	0.25%
60-89 Days	8,339	0.15%
90-119 Days	6,496	0.12%
120-149 Days	5,097	0.09%
150-179 Days	3,824	0.07%
180 or More Days	0	0.00%
Total	37,550	0.67%

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the twelve months ended October 31, 2022, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 1.93%.

The net revenues collected from finance charges, fees, interchange and recoveries related to accounts in the trust portfolio for each of the periods shown are set forth in the following table. Fees include late fees, cash advance fees and miscellaneous fees. We cannot assure you that the future revenue experience for the receivables in the trust portfolio will remain similar to the historical experience set forth below. For purposes of the table in this section, Average Principal Receivables Outstanding is the average of the balance of the Principal Receivables Outstanding as of the first day of each Monthly Period in the period indicated.

Revenue Experience
(Dollars in Thousands)

Ten Months Ended October 31, 2022
Average Principal Receivables Outstanding	$5,645,808
Collected Finance Charges, Fees, Interchange and Recoveries	$1,191,370
Collected Finance Charges, Fees, Interchange and Recoveries as a Percentage of Average Principal Receivables Outstanding (Annualized)	25.32%

C.      Compliance with Underwriting Criteria

Review of Pool Asset Disclosure

In connection with this Form 10-D, the depositor performed a review of the information required to be included in this Form 10-D relating to the transferred receivables pursuant to Item 1111 of Regulation AB (such information, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects.

The Rule 193 Information consisting of factual information was reviewed and approved by those officers and employees of the depositor, Synchrony Bank, (the “bank”) and their affiliates who are knowledgeable about such factual information.

Officers and affiliates of the depositor also performed a review of the statistical information in this Form 10-D with respect to the transferred receivables. The statistical information relating to the transferred receivables was compared to information from the bank’s database regarding the attributes of such receivables. The results of the review provided validation that the data is accurate and consistent in all material respects with the information maintained in the bank’s database.

Certain data processing and administrative functions associated with the servicing of the trust portfolio are currently being performed on behalf of the bank pursuant to the terms of a services agreement with Fiserv Solutions, LLC, a subsidiary of Fiserv, Inc. (“Fiserv”). Information processed by Fiserv is transferred to the bank’s information system, and the statistical information regarding the trust accounts that is included in this Form 10-D is derived from the bank’s information system. The bank utilizes a variety of integrated automated controls to ensure that data processed by Fiserv is accurately transferred to the bank’s information systems including data architectural controls that validate record counts as well as data quality controls to measure completeness, consistency and validity. In addition, the bank verifies the accuracy of what is processed by reviewing a report that compares data fields including the total credit limits, delinquency statuses, late fees, finance charges and principal receivables of all accounts processed by Fiserv to the corresponding information reflected in the bank’s information systems for all accounts owned by the bank.

With respect to the disclosure under “Compliance with Underwriting Criteria” below, the bank regularly engages in activities that are designed to monitor and measure compliance with its credit policy, including testing of automated approval systems and monthly monitoring and compliance checks with respect to credit line decisions that are not handled through the automated system.

To ensure models used in automated strategies are “good to use,” the bank utilizes a model governance framework which is in accordance with the latest regulatory guidance. Upon instances where deviation from expected performance is observed, the bank management team is notified, with an explanation of the results. This notification to bank management may result in re-evaluating and, potentially, re-building models.  When monitoring the quality of the automated decision approvals, the bank uses monthly portfolio performance packages. These packages summarize monthly approval trends by score range, channel and lines assigned.

As described in more detail in “Compliance with Underwriting Criteria” below, if a cardholder requests a credit line that exceeds the amount set for such cardholder by the automated system, the related request is forwarded to a group referred to as “Credit Solutions” for consideration if (1) such cardholder received the highest internal credit rating from the automated system, (2) the related account meets system established characteristics such as having no amounts past due and (3) the requested credit line increase is being made on an eligible product as pre-determined by the system strategy. Credit line decisions made by the Credit Solutions group are monitored through a monthly process during which each underwriter has a minimum number of six calls reviewed by a bank quality control analyst who rates each decision in accordance with an established review methodology.

Currently, on a monthly basis, a surveillance team screens a sample of accounts that were handled by the Credit Solutions group to identify accounts for decisions outside the procedure. The surveillance team selects the sample of accounts to be reviewed on a random basis for accounts that were handled by the Credit Solutions group in the prior month. Annual surveillance standards are used to determine the sampling amount sufficient to provide a 95% confidence level. Such accounts are then re-evaluated to determine whether there were any exceptions from underwriting guidelines with respect to the credit lines granted on such accounts. Prior to March 1, 2018, the surveillance team screened all accounts that were handled by the Credit Solutions group, and there may be modifications to such surveillance procedures from time to time in the future.

In connection with account additions, the depositor periodically identifies accounts that meet the trust eligibility criteria by screening the inventory of accounts owned by the bank (including accounts acquired from third party originators) for the applicable characteristics. The depositor then prepares a report that shows the applicable account characteristics for the accounts that passed the screen. This report is reviewed by the bank to ensure that the screen properly excluded any ineligible accounts. Among the population of eligible accounts, the bank, in its discretion, may apply additional screens based on certain account characteristics, including credit score and delinquency status, however, the bank is not required to do so. Once these additional screens have been applied, the bank randomly selects accounts from the remaining population of eligible accounts. In connection with each account addition, the depositor will represent that no selection procedures believed to be materially adverse to the interests of the issuing entity or the noteholders were utilized in selection of the additional accounts from the available eligible accounts.

The depositor had ultimate authority and control over, and assumes all responsibility for, the review and the findings and conclusions of the review. The depositor attributes all findings and conclusions of the review to itself.

After undertaking the review described above, the depositor has concluded that it has reasonable assurance that the Rule 193 Information in this Form 10-D is accurate in all material respects.

Compliance with Underwriting Criteria

The bank makes virtually all underwriting and authorization decisions using an automated system that considers credit bureau information that is run through proprietary scoring models developed for the bank to calculate each applicant’s credit score. This automated system drives all decisions to approve or decline a customer’s request for credit and also sets an initial credit line on each approved customer’s account, in each case without any underwriter discretion.

In cases where a newly approved cardholder or an existing cardholder has requested a credit line that exceeds the amount set by the automated system, the request is forwarded to the Credit Solutions group for further consideration if (1) such cardholder received the highest internal credit rating from the automated system, (2) the related account meets system established characteristics such as having no amounts past due and (3) the requested credit line increase is being made on an eligible product as pre-determined by the system strategy. Applicants with lower credit ratings are offered the maximum credit line permitted by the automated system without any review by the Credit Solutions group. Once accounts are received by the Credit Solutions group, all requests for a higher credit line are screened through a system that considers each applicant’s bankruptcy history, ability to pay and recent increase history. All accounts considered by the Credit Solutions group that pass the initial screen are then assessed by underwriters according to operating procedures that consider certain account characteristics, including factors such as credit score and delinquency history. If an applicant satisfies all criteria specified by the operating procedures, the reviewing underwriter may grant a higher credit line up to designated levels.

The depositor has reviewed the credit line decisions made by the Credit Solutions group that were identified by the bank’s surveillance team as specified above between January 1, 2017 and September 30, 2022 for credit line decisions relating to the bank’s sales platforms that were exceptions to its underwriting guidelines. Some of these credit line decisions were granted at or under the designated maximum level permitted by the operating procedures, however such accounts were found to deviate from the disclosed underwriting guidelines for the sole reason that they lacked requisite manager pre-approval. The remainder of the exceptions were determined to be exceptions because the credit lines were found to be above the maximum level permitted by the operating procedures for those accounts. Based on the depositor’s review, the number of credit line decisions for which exceptions were identified represents less than 0.10% of accounts for which credit was granted during such time period.

The bank determined to include the receivables for which exceptions were identified in the trust portfolio because the exceptions would not have a material adverse effect on the trust, and therefore, despite the exceptions to the underwriting criteria, the related receivables are eligible for sale to the trust. With respect to these credit-related exceptions, the bank considers, as an additional compensating factor, that ongoing credit monitoring enables the bank to adjust the credit limit as deemed necessary by the results of the behavioral scoring model that is applied to each account periodically.

D.      Repurchase of Receivables

No assets securitized by RFS Holding, L.L.C. (the “Securitizer”) and held by Synchrony Credit Card Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period November 1, 2022 through November 30, 2022. The most recent Form ABS-15G filed by the Securitizer was filed on February 7, 2022. The CIK number of the Securitizer is 0001226006.

ITEM 1A – Asset-Level Information.

Inapplicable.

ITEM 1B – Asset Representations Reviewer and Investor Communication.

Nothing to report.

PART II - Other Information

ITEM 2 – Legal Proceedings.

Deutsche Bank Trust Company Americas (“DBTCA”) and Deutsche Bank National Trust Company (“DBNTC”) have been sued by investors in civil litigation concerning their role as trustees of certain RMBS trusts.

On June 18, 2014, a group of investors, including funds managed by Blackrock Advisors, LLC, PIMCO-Advisors, L.P., and others, filed an action against DBNTC and DBTCA in New York State Supreme Court alleging that DBNTC and DBTCA failed to perform purported duties, as trustees for 544 private-label RMBS trusts, to enforce breaches of representations and warranties as to mortgage loans held by the trusts and to enforce breaches by servicers of their mortgage loan servicing obligations for the trusts. During the course of the litigation, plaintiffs dismissed the case from New York State Supreme Court and refiled two separate cases, one in the U.S. District Court for the Southern District of New York (the “BlackRock SDNY Case”) and the other in the Superior Court of California, Orange County (the “BlackRock California Case”). Pursuant to a settlement among the parties, the BlackRock SDNY Case was dismissed on December 6, 2018 and the BlackRock California Case was dismissed on January 11, 2019.

On September 27, 2017, DBTCA was added as a defendant to a case brought by certain special purpose entities including Phoenix Light SF Limited in the U.S. District Court for the Southern District of New York, in which the plaintiffs previously alleged incorrectly that DBNTC served as trustee for all 43 of the trusts at issue. On September 27, 2017, plaintiffs filed a third amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for one of the 43 trusts at issue. DBNTC serves as trustee for the other 42 trusts at issue. Plaintiffs’ third amended complaint brings claims for violation of the Trust Indenture Act, as amended (the “TIA”); breach of contract; breach of fiduciary duty; negligence and gross negligence; violation of the Streit Act; and breach of the covenant of good faith. However, in the third amended complaint, plaintiffs acknowledge that, before DBTCA was added to the case, the court dismissed plaintiffs’ TIA Act claims, negligence and gross negligence claims, Streit Act claims, claims for breach of the covenant of good faith, and certain theories of plaintiffs’ breach of contract claims, and plaintiffs only include these claims to preserve any rights on appeal. Plaintiffs allege damages of “hundreds of millions of dollars.” On November 13, 2017, DBNTC and DBTCA filed an answer to the third amended complaint. On December 7, 2018, DBNTC and DBTCA filed a motion for summary judgment. Also on December 7, 2018, plaintiffs, jointly with Commerzbank AG (see description of Commerzbank case below), filed a motion for partial summary judgment. On October 27, 2021, DBNTC and DBTCA filed a supplemental motion for summary judgment relating to plaintiffs’ standing. On February 8, 2022, the court issued an order in which it granted DBNTC and DBTCA’s supplemental motion for summary judgment, granted in part DBNTC and DBTCA’s initial motion for summary judgment, and denied plaintiffs’ motion for partial summary judgment. As a result of that order, all of plaintiffs’ claims were dismissed with prejudice. On March 10, 2022, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit with respect to the court’s orders on the motions to dismiss and for summary judgment.

On November 30, 2017, DBTCA was added as a defendant to a case brought by Commerzbank AG (“Commerzbank”) in the U.S. District Court for the Southern District of New York, in which Commerzbank previously alleged incorrectly that DBNTC served as trustee for all 50 of the trusts at issue. On November 30, 2017, Commerzbank filed a second amended complaint that names DBTCA as a defendant in addition to DBNTC. DBTCA serves as trustee for 1 of the 50 trusts at issue. DBNTC serves as trustee for the other 49 trusts at issue. Commerzbank’s second amended complaint brings claims for violation of the TIA; breach of contract; breach of fiduciary duty; negligence; violation of the Streit Act; and breach of the covenant of good faith. However, in the second amended complaint, Commerzbank acknowledges that, before DBTCA was added to the case, the court dismissed Commerzbank’s TIA claims for the trusts governed by pooling and servicing agreements, as well as its Streit Act claims and claims for breach of the covenant of good faith, and Commerzbank only includes these claims to preserve any rights on appeal. The second amended complaint alleges that DBNTC and DBTCA caused Commerzbank to suffer “hundreds of millions of dollars in losses,” but the complaint does not include a demand for money damages in a sum certain. On January 29, 2018, DBNTC and DBTCA filed an answer to the second amended complaint. On December 7, 2018, DBNTC and DBTCA filed a motion for summary judgment. Also on December 7, 2018, Commerzbank, jointly with the Phoenix Light plaintiffs, filed a motion for partial summary judgment. On February 8, 2022, the court issued an order in which it granted in part DBNTC and DBTCA’s motion for summary judgment and denied plaintiffs’ motion for partial summary judgment. As a result of that order, many of plaintiffs’ claims and theories were dismissed with prejudice. Discovery is ongoing.

On December 30, 2015, IKB International, S.A. in Liquidation and IKB Deutsche Industriebank A.G. (collectively, “IKB”), as an investor in 37 RMBS trusts, filed a summons with notice in the Supreme Court of the State of New York, New York County, against DBNTC and DBTCA as trustees of the trusts. On May 27, 2016, IKB served its complaint asserting claims for breach of contract, breach of fiduciary duty, breach of duty to avoid conflicts of interest, violation of New York’s Streit Act, violation of the TIA, violation of Regulation AB, and violation of Section 9 of the Uniform Commercial Code. IKB alleges that DBNTC and DBTCA are liable for over U.S. $268 million in damages. On October 5, 2016, DBNTC and DBTCA, together with several other trustees defending lawsuits by IKB, filed a joint motion to dismiss. On January 6, 2017, IKB filed a notice of discontinuance, voluntarily dismissing with prejudice all claims as to three trusts. On June 20, 2017, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to four additional trusts. On January 27, 2021, the court granted in part and denied in part DBNTC and DBTCA’s motion to dismiss. The court granted the motion to dismiss with respect to IKB’s claims for violations of the Streit Act, Regulation AB, and Section 9 of the Uniform Commercial Code, as well as certain aspects of IKB’s claims for breach of contract, breach of fiduciary duty, and violation of the TIA. The court denied the remainder of the motion to dismiss. IKB’s remaining claims for breach of contract, breach of fiduciary duty, breach of duty to avoid conflicts of interest, and violation of the TIA will proceed. On May 10, 2021, DBNTC and DBTCA filed a notice of appeal with the New York Supreme Court Appellate Division, First Department, regarding certain aspects of the court’s order on the motion to dismiss. On May 20, 2021, IKB filed a notice of cross appeal with respect to other aspects of that order. On August 30, 2022, the New York Supreme Court, Appellate Division, First Department affirmed in part and reversed in part the court’s order on the motion to dismiss. On September 30, 2022, IKB filed a motion for reargument or for leave to appeal to the Court of Appeals as to certain aspects of the First Department’s decision. On September 30, 2022, DBNTC and DBTCA filed a motion for leave to appeal to the Court of Appeals as to other aspects of that decision. On November 10, 2022, the First Department granted DBNTC and DBTCA’s motion for leave to appeal to the Court of Appeals, denied IKB’s motion for reargument, and denied as moot IKB’s motion for leave to appeal to the Court of Appeals. On June 2, 2021, IKB filed a motion for re-argument regarding certain aspects of the court’s order on the motion to dismiss, which the court denied on August 3, 2021. On May 13, 2021, DBNTC and DBTCA filed an answer to the complaint. On October 28, 2021, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to seven additional trusts. On December 29, 2021, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to one additional trust. On April 22, 2022, the parties filed a stipulation, voluntarily dismissing with prejudice all claims as to 17 certificates at issue (including all claims as to 5 trusts), leaving 17 trusts at issue. Discovery is ongoing.

It is DBTCA’s belief that it has no pending legal proceedings (including, based on DBTCA's present evaluation, the litigation disclosed in the foregoing paragraphs) that would materially affect its ability to perform its duties as indenture trustee on behalf of the noteholders.

ITEM 3 – Sales of Securities and Use of Proceeds.

Nothing to report.

ITEM 4 – Defaults Upon Senior Securities.

Nothing to report.

ITEM 5 – Submission of Matters to a Vote of Security Holders.

Nothing to report.

ITEM 6 – Significant Obligors of Pool Assets.

Nothing to report.

ITEM 7 – Change in Sponsor Interest in the Securities.

Nothing to report.

ITEM 8 – Significant Enhancement Provider Information.

Inapplicable.

ITEM 9 – Other Information.

Nothing to report.

ITEM 10 – Exhibits

(a)      The exhibits listed below are filed as a part of this report.

Exhibit No.	Document Description
99.1	Monthly Noteholder's Statement for Synchrony Credit Card Master Note Trust, Series 2018-2, for December 15, 2022 Payment Date.

(b)       See (a) above for the exhibits filed in response to Item 601 of Regulations S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RFS Holding, L.L.C., as depositor

Dated: December 15, 2022	By:	/s/ Chris Coffey
Name: Chris Coffey
Title: Vice President